Exhibit 10.22

EXECUTION COPY

AMENDMENT TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

AMENDMENT dated as of January 1, 2012 (this “Amendment”) to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT dated as of December 15, 2008 (the “Employment Agreement”) by and between Chindex International, Inc., a Delaware corporation (the “Company”), and Lawrence Pemble (“Employee”). Capitalized terms used but not defined in this Amendment will have the same meaning as in the Employment Agreement.

WHEREAS, the Company and Employee have entered into the Employment Agreement; and

WHEREAS, the Company and Employee desire to amend the Employment Agreement in the following respects, effective commencing the date hereof;

NOW, THEREFORE, the parties agree to amend the Employment Agreement as follows:

1. The first sentence of Section 1(a) of the Employment Agreement is hereby amended by deleting the sentence in its entirety and replacing it with the following: “The Company agrees to employ Employee, and Employee agrees to be so employed, in the position of Executive Vice President (EVP) and Chief Operating Officer (COO) of the Company, reporting to the Chief Executive Officer (CEO) of the Company.”

2. The second sentence of Section 4(b)(1) of the Employment Agreement (the definition of “Good Reason”) is hereby amended by deleting all references to “CFO” and replacing them with “COO.”

3. Except as provided above, the Employment Agreement shall remain in full force and effect.

4. This Amendment may be executed in two or more counterparts, each of which will constitute an original, and all of which together will constitute one and the same.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

/s/ Lawrence Pemble
Lawrence Pemble

CHINDEX INTERNATIONAL, INC.

By:	/s/ Roberta Lipson
Name: Title:	Roberta Lipson Chief Executive Officer

[Pemble Employment Amendment Signature Page]